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                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1998-4

    Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 15, 2000, and with respect to the performance of the Trust during the month February, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

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A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)       The total amount of the distribution to Class A Certificateholders on March 15, 2000
         per $1,000 Original Principal Amount                                                                        4.5250000079
                                                                                                                ------------------

2)       The amount of the distribution set forth in paragraph 1 above in respect of interest
         on the Class A Certificates, per $1,000 Original Principal Amount                                           4.5250000079
                                                                                                                ------------------

3)       The amount of the distribution set forth in paragraph 1 above in respect of principal
         of the Class A Certificates, per $1,000 Original Principal Amount                                           0.0000000000
                                                                                                                ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)       The amount of Class A Investor Charge Off's                                                                 0.0000000000
                                                                                                                ------------------

2)       The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
         Original Principal Amount                                                                                   0.0000000000
                                                                                                                ------------------

3)       The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                        0.0000000000
                                                                                                                ------------------

4)       The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-4 Investor
         Certificateholder's Investment)                                                                             0.0000000000
                                                                                                                ------------------

5)       The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
         Distribution Date                                                                                           0.0000000000
                                                                                                                ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)                                                            0.0000000000
                                                                                                                ------------------

1)       The total amount of the distribution to Class B Certificateholders on March 15, 2000
         per $1,000 Original Principal Amount.                                                                       5.2643055000
                                                                                                                ------------------

2)       The amount of the distribution set forth in paragraph 1 above in respect of interest
         on the Class B Certificates, per $1,000 Original Principal Amount.                                          5.2643055000
                                                                                                                ------------------
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                                                                   Page 30 of 38
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3)       The amount of the distribution set forth in paragraph 1 above in respect of principal
         of the Class B Certificates, per $1,000 Original Principal Amount.                                          0.0000000000
                                                                                                                ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's                                                  0.0000000000
                                                                                                                ------------------

1)       The amount of Class B Investor Charge Off's                                                                 0.0000000000
                                                                                                                ------------------

2)       The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
         Original Principal Amount                                                                                   0.0000000000
                                                                                                                ------------------

3)       The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                        0.0000000000
                                                                                                                ------------------

4)       The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1998-4 Investor
         Certificateholder's Investment)                                                                             0.0000000000
                                                                                                                ------------------

5)       The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
         Distribution Date                                                                                           0.0000000000
                                                                                                                ------------------

E)  Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)                                                            0.0000000000
                                                                                                                ------------------

1)       The total amount of the distribution to Class C Certificateholders on March 15, 2000
         per $1,000 Original Principal Amount.                                                                       5.7177446882
                                                                                                                ------------------

2)       The amount of the distribution set forth in paragraph 1 above in respect of interest
         on the Class C Certificates, per $1,000 Original Principal Amount.                                          5.7177446882
                                                                                                                ------------------

3)       The amount of the distribution set forth in paragraph 1 above in respect of principal
         of the Class C Certificates, per $1,000 Original Principal Amount.                                          0.0000000000
                                                                                                                ------------------

F)  Class C Investor Charge Off's and Reimbursement of Charge Off's

1)       The amount of Class C Investor Charge Off's                                                                 0.0000000000
                                                                                                                ------------------

2)       The amount of Class C Investor Charge Off's set forth in paragraph 1 above, per $1,000
         Original Principal Amount                                                                                   0.0000000000
                                                                                                                ------------------

3)       The total amount reimbursed to the Trust in respect of Class C Investor Charge Off's                        0.0000000000
                                                                                                                ------------------

4)       The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-4 Investor
         Certificateholder's Investment)                                                                             0.0000000000
                                                                                                                ------------------

5)       The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
         Distribution Date                                                                                           0.0000000000
                                                                                                                ------------------

G) The Available Cash Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                                9,375,000.00
                                                                                                                ------------------

H) The Required Cash Collateral Amount as of the close of business on the upcoming Distribution Date, after giving effect to any withdrawal from the Cash Collateral Account and payments to the Class C
Interest Holder on such Distribution Date, will be equal to                                                          9,375,000.00
                                                                                                                ------------------
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